UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

(415) 636-7000

Registrant’s telephone number, including area code:

Date of fiscal year end: February 28

Date of reporting period: November 30, 2016

Item 1. Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of November 30, 2016 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund's semiannual or annual shareholder reports.

Holdings by Category		Cost ($)	Value ($)
99.5%	Common Stock	250,029,125	246,827,434
0.5%	Short-Term Investments	1,160,154	1,160,154
100.0%	Total Investments	251,189,279	247,987,588
0.0%	Other Assets and Liabilities, Net		47,418
100.0%	Net Assets		248,035,006

Security	Number of Shares	Value ($)
Common Stock 99.5% of net assets

Australia 4.0%
Real Estate 4.0%
Cromwell Property Group	7,247,016	4,917,531
Dexus Property Group	533,863	3,590,839
Goodman Group	154,890	762,520
Mirvac Group	322,091	486,542
Stockland	44,017	140,441
		9,897,873

Austria 0.7%
Real Estate 0.7%
CA Immobilien Anlagen AG *	93,372	1,701,288

Brazil 0.8%
Consumer Durables & Apparel 0.8%
MRV Engenharia e Participacoes S.A.	616,100	2,101,757

Canada 2.9%
Real Estate 2.9%
Canadian Real Estate Investment Trust	22,000	742,068
Chartwell Retirement Residences	309,570	3,350,814
Cominar Real Estate Investment Trust	46,400	483,585
Crombie Real Estate Investment Trust	130,700	1,341,735
Dream Global Real Estate Investment Trust	94,200	643,755
Granite Real Estate Investment Trust	16,100	522,923
		7,084,880

China 1.9%
Real Estate 1.9%
Agile Group Holdings Ltd.	1,034,000	577,989
China Resources Land Ltd.	1,304,272	3,159,873
Shanghai Industrial Urban Development Group Ltd	3,936,000	1,093,232
		4,831,094

Security	Number of Shares	Value ($)
Finland 0.6%
Real Estate 0.6%
Citycon Oyj *	109,953	253,143
Sponda Oyj	311,097	1,336,397
		1,589,540

France 2.0%
Real Estate 2.0%
Fonciere Des Regions	56,606	4,441,118
Unibail-Rodamco SE	2,092	459,355
		4,900,473

Germany 2.6%
Real Estate 2.6%
Deutsche Euroshop AG	19,667	765,948
Deutsche Wohnen AG	45,484	1,401,147
DIC Asset AG	35,402	319,022
PATRIZIA Immobilien AG *	74,183	1,216,739
TAG Immobilien AG	72,902	911,566
TLG Immobilien AG	96,403	1,736,088
		6,350,510

Hong Kong 6.1%
Real Estate 6.1%
Champion REIT	130,000	73,853
China Overseas Land & Investment Ltd.	680,000	1,958,439
CIFI Holdings Group Co., Ltd.	6,481,043	1,919,096
K Wah International Holdings Ltd.	658,000	338,152
Link REIT	67,000	460,780
Longfor Properties Co., Ltd.	3,008,000	3,862,452
Shenzhen Investment Ltd.	11,051,140	4,807,878
The Wharf Holdings Ltd.	234,973	1,739,107
		15,159,757

India 0.1%
Real Estate 0.1%
Housing Development & Infrastructure Ltd. *	263,502	237,707

Italy 0.3%
Real Estate 0.3%
Immobiliare Grande Distribuzione S.p.A	1,159,003	776,926

Japan 10.0%
Real Estate 10.0%
Aeon Mall Co., Ltd.	170,790	2,498,389
Daiwa House Industry Co., Ltd.	56,900	1,638,145
Frontier Real Estate Investment Corp.	28	124,828
Hankyu REIT, Inc.	1,798	2,345,916
Heiwa Real Estate REIT, Inc.	1,979	1,362,480
Japan Excellent, Inc.	651	813,372

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

Security	Number of Shares	Value ($)
Japan Rental Housing Investments, Inc.	1,761	1,264,757
Kenedix Office Investment Corp.	464	2,477,971
MCUBS MidCity Investment Corp.	347	1,040,781
Mitsubishi Estate Co., Ltd.	80,321	1,643,584
Mitsui Fudosan Co., Ltd.	47,500	1,140,532
Mori Trust Sogo REIT, Inc.	425	640,737
Nomura Real Estate Holdings, Inc.	77,300	1,268,760
NTT Urban Development Corp.	148,800	1,298,908
Orix JREIT, Inc.	347	525,697
Premier Investment Corp.	1,180	1,397,802
Sekisui House SI Residential Investment Corp.	1,569	1,672,470
Sumitomo Realty & Development Co., Ltd.	3,500	98,553
Tokyu REIT, Inc.	1,294	1,607,045
		24,860,727

Luxembourg 0.5%
Real Estate 0.5%
Grand City Properties S.A.	80,521	1,344,374

Malaysia 0.2%
Real Estate 0.2%
SP Setia Bhd	658,200	485,810

Mexico 0.5%
Real Estate 0.5%
Fibra Uno Administracion S.A. de C.V.	759,710	1,173,016

Netherlands 1.1%
Real Estate 1.1%
Eurocommercial Properties N.V. CVA	20,536	734,789
Wereldhave N.V.	45,168	1,885,274
		2,620,063

New Zealand 0.7%
Real Estate 0.7%
Kiwi Property Group Ltd.	1,610,353	1,665,691

Norway 0.0%
Real Estate 0.0%
Entra ASA	8,387	86,615

Singapore 5.3%
Real Estate 5.3%
Ascott Residence Trust	1,226,700	971,364
CapitaLand Commercial Trust	111,000	117,720
CapitaLand Ltd.	2,564,525	5,483,223
CapitaLand Mall Trust	227,200	307,753
Fortune REIT	183,000	215,964
Mapletree Greater China Commercial Trust	1,545,800	1,037,328
Mapletree Industrial Trust	516,700	591,194
Yanlord Land Group Ltd.	4,525,500	4,372,845
		13,097,391

South Africa 0.1%
Real Estate 0.1%
Redefine Properties Ltd.	398,006	291,797

Security	Number of Shares	Value ($)
Spain 0.5%
Real Estate 0.5%
Lar Espana Real Estate Socimi S.A.	185,071	1,361,263

Sweden 1.0%
Consumer Durables & Apparel 0.1%
JM AB	3,232	87,877
Real Estate 0.9%
Hemfosa Fastigheter AB	247,120	2,271,403
		2,359,280

Thailand 1.3%
Consumer Durables & Apparel 0.1%
Quality Houses PCL	2,364,900	168,356
Real Estate 1.2%
CPN Retail Growth Leasehold Property Fund	217,800	121,477
LPN Development PCL	542,800	152,132
Pruksa Real Estate PCL ADR	2,173,800	926,071
Sansiri PCL	40,020,036	1,828,295
		3,027,975
		3,196,331

Turkey 0.3%
Real Estate 0.3%
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	847,836	711,921

United Arab Emirates 1.3%
Real Estate 1.3%
Aldar Properties PJSC	3,822,190	2,581,334
Emaar Properties PJSC	323,626	601,624
		3,182,958

United Kingdom 4.5%
Real Estate 4.5%
Grainger plc	36,124	101,832
Hansteen Holdings plc	3,598,429	4,781,499
Kennedy Wilson Europe Real Estate plc	75,796	930,183
Land Securities Group plc	133,507	1,619,415
Safestore Holdings plc	569,853	2,438,460
Workspace Group plc	156,054	1,336,859
		11,208,248

United States 50.2%
Real Estate 50.2%
Alexander's, Inc.	8,800	3,763,760
Apartment Investment & Management Co., Class A	71,500	3,010,150
Apple Hospitality REIT, Inc.	13,300	245,252
AvalonBay Communities, Inc.	21,000	3,454,290
Brixmor Property Group, Inc.	50,893	1,239,245
Care Capital Properties, Inc.	56,731	1,366,083
CBL & Associates Properties, Inc.	180,133	2,136,377
Columbia Property Trust, Inc.	43,400	914,004
CoreSite Realty Corp.	58,666	4,137,713
Corporate Office Properties Trust	157,222	4,499,694
DuPont Fabros Technology, Inc.	46,819	1,903,661
EastGroup Properties, Inc.	6,400	437,184
Equity LifeStyle Properties, Inc.	77,647	5,391,031
Essex Property Trust, Inc.	5,970	1,289,042
First Industrial Realty Trust, Inc.	198,312	5,245,352

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

Security	Number of Shares	Value ($)
Forest City Realty Trust, Inc., Class A	203,366	3,760,237
Gaming & Leisure Properties, Inc.	36,461	1,112,425
Gladstone Commercial Corp.	9,600	176,544
Government Properties Income Trust	24,967	469,130
HCP, Inc.	119,770	3,536,808
Host Hotels & Resorts, Inc.	147,700	2,634,968
Kimco Realty Corp.	150,053	3,832,354
LaSalle Hotel Properties	49,815	1,398,307
Lexington Realty Trust	250,060	2,583,120
Mack-Cali Realty Corp.	130,689	3,535,137
Mid-America Apartment Communities, Inc.	61,698	5,653,388
Monmouth Real Estate Investment Corp.	31,762	445,938
New Senior Investment Group, Inc.	139,915	1,418,738
Omega Healthcare Investors, Inc.	93,214	2,746,084
Outfront Media, Inc.	33,136	835,359
Prologis, Inc.	59,800	3,043,820
PS Business Parks, Inc.	12,100	1,351,933
Public Storage	22,901	4,793,179
Quality Care Properties, Inc. *	23,954	359,310
Retail Properties of America, Inc., Class A	346,415	5,286,293
Ryman Hospitality Properties, Inc.	26,464	1,558,730
Sabra Health Care REIT, Inc.	176,254	3,900,501
Saul Centers, Inc.	42,250	2,682,453
Select Income REIT	87,155	2,130,068
Senior Housing Properties Trust	61,800	1,116,108
Simon Property Group, Inc.	59,322	10,657,197
SL Green Realty Corp.	50,024	5,270,529
STORE Capital Corp.	89,200	2,205,024
Summit Hotel Properties, Inc.	72,600	1,032,372
Tanger Factory Outlet Centers, Inc.	37,200	1,282,284
Ventas, Inc.	21,900	1,323,198
VEREIT, Inc.	64,300	533,047
Washington Prime Group, Inc.	19,010	190,480
Whitestone REIT	123,700	1,658,817
WP Carey, Inc.	2,300	133,676
Xenia Hotels & Resorts, Inc.	49,700	869,750
		124,550,144
Total Common Stock
(Cost $250,029,125)		246,827,434
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.5% of net assets

Time Deposits 0.5%
Brown Brothers Harriman
Great British Pound
0.05%, 12/01/16 (a)	10,771	13,477
Singapore Dollar
0.01%, 12/01/16 (a)	5,685	3,966
DNB
Euro
(0.57%), 12/01/16 (a)	35,784	37,926
ING Bank
U.S. Dollar
0.15%, 12/01/16 (a)	1,104,785	1,104,785
Total Short-Term Investments
(Cost $1,160,154)		1,160,154

End of Investments.

At 11/30/16, the tax basis cost of the fund's investments was $251,561,416 and the unrealized appreciation and depreciation were $15,560,373 and ($19,134,201), respectively, with a net unrealized depreciation of ($3,573,828).
As of 11/30/16, the values of certain foreign securities held by the fund aggregating 95,469,817 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees.
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

ADR –	American Depositary Receipt
CVA –	Dutch Certificate
REIT –	Real Estate Investment Trust

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund's investments as of November 30, 2016:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$137,365,634	$—	$—	$137,365,634
Australia [1]	—	9,897,873	—	9,897,873
Austria [1]	—	1,701,288	—	1,701,288
Brazil [1]	—	2,101,757	—	2,101,757
China [1]	—	4,831,094	—	4,831,094
Finland [1]	—	1,589,540	—	1,589,540
France [1]	—	4,900,473	—	4,900,473
Germany [1]	—	6,350,510	—	6,350,510
Hong Kong[1]	—	15,159,757	—	15,159,757
India [1]	—	237,707	—	237,707
Italy [1]	—	776,926	—	776,926
Japan [1]	—	24,860,727	—	24,860,727
Malaysia [1]	—	485,810	—	485,810
Netherlands
Real Estate	734,789	1,885,274	—	2,620,063
New Zealand[1]	—	1,665,691	—	1,665,691
Singapore
Real Estate	5,935,403	7,161,988	—	13,097,391
South Africa[1]	—	291,797	—	291,797
Sweden [1]	—	2,359,280	—	2,359,280
Turkey [1]	—	711,921	—	711,921
United Arab Emirates[1]	—	3,182,958	—	3,182,958
United Kingdom
Real Estate	7,321,791	3,886,457	—	11,208,248
Short-Term Investments[1]	—	1,160,154	—	1,160,154
Total	$151,357,617	$96,629,971	$—	$247,987,588
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $331,123 and $3,950,023 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended November 30, 2016. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings

Under procedures approved by the fund's Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at halfway between the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Short-term securities (60 days or less to maturity): A short-term security may be valued at its amortized cost when it approximates the security's market value.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (continued)

•   Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG46025NOV16

Item 2. Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant ) Schwab Investments

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	January 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	January 17, 2017

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	January 17, 2017